UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

ANAPLAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38698	27-0897861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hawthorne Street San Francisco, California	94105
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (415) 742-8199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2020, Anaplan, Inc.’s (the “Company”) board of directors (the “Board”) appointed Allan Leinwand, 53, to serve on the Board effective immediately until his successor is elected and qualified, or sooner in the event of his death, resignation or removal. Mr. Leinwand joins the class of directors whose term expires at the Company’s 2022 annual meeting of stockholders. He has been appointed to serve on the Company’s Nominating and Corporate Governance Committee. The Board has determined that Mr. Leinwand meets the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Mr. Leinwand will be entitled to receive compensation in accordance with our non-employee director compensation program, which may be amended from time to time, as outlined in the “Compensation of Directors” section in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2019, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Mr. Leinwand will also enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Mr. Leinwand and any other persons pursuant to which he was elected as a member of the Company’s Board. There are no family relationships between Mr. Leinwand and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Leinwand is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANAPLAN, INC.

By:	/s/ DAVID H. MORTON, JR.
Name:	David H. Morton, Jr.
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: February 26, 2020